Second Quarter 2022 Earnings Call Supplement
August 4, 2022

apollomed

Apollo Medical Holdings
(NASDAQ: AMEH)

Powered by Technology.

Built by Doctors.

For Patients.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent Quarterly Reports on Form 10-Q.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

www.apollomed.net	2

Company Overview

Apollo Medical Holdings, Inc. (“ApolloMed”) is a leading physician-centric, technology-powered, risk-bearing healthcare company. Leveraging its proprietary end-to-end technology solutions, ApolloMed operates an integrated healthcare delivery platform that enables providers to successfully participate in value-based care arrangements, thus empowering them to deliver high-quality care to patients in a cost-effective manner.

www.apollomed.net	3

Q2 and Recent Highlights

	Revenue	$269.7M	54% from $175.6M

	Net income attr. to AMEH	$11.4M	vs. $12.7M

	EPS - diluted	$0.25	vs. $0.28
Strong Q2 2022 financial results as utilization increased to pre-pandemic levels
	Adj. EBITDA*	$36.9M	14% from $32.4M

*See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information.

www.apollomed.net	4

Historical Financial Profile

www.apollomed.net	5

Summary of Selected Financial Results

	Three Months Ended June 30,		Six Months Ended June 30,
$ in 000s except per share data	2022	2021	2022	2021
Revenue
Capitation, net	$227,623	$144,550	$449,682	$289,290
Risk pool settlements and incentives	18,793	16,214	36,868	34,224
Management fee income	9,984	8,143	20,457	16,693
Fee-for-service, net	11,740	4,621	22,835	7,707
Other income	1,557	2,110	3,112	3,782
Total revenue	269,697	175,638	532,954	351,696
Total expenses	254,315	154,650	491,360	308,926
Income from operations	15,382	20,988	41,594	42,770
Net income	10,591	59,530	22,664	73,988
Net (loss) income attributable to noncontrolling interest	(808)	46,872	(2,999)	48,179
Net income attributable to ApolloMed	$11,399	$12,658	$25,663	$25,809
Earnings per share - diluted	$0.25	$0.28	$0.56	$0.58

www.apollomed.net	6

Revenue Breakdown

www.apollomed.net	7

Business Mix by Payer Type

1H 2022
(% OF TOTAL REVENUE)

5%
16%
52%
27%
Medicare
Medicaid
Commercial
Other Third Parties

www.apollomed.net	8

Balance Sheet Highlights

$ in millions	6/30/2022	12/31/2021	$ Change	% Change
Cash and cash equivalents and investments in marketable securities	$273.7	$286.5	$(12.8)	(4)%
Working capital	$275.8	$283.4	$(7.6)	(3)%
Total stockholders’ equity	$485.8	$460.5	$25.3	5%

www.apollomed.net	9

Current Capitalization

(figures in millions, except per share price)
Recent Share Price (as of 8/1/2022)	$54.69
Common Shares Outstanding	56.5
Market Capitalization	$3,090.0
Plus: Total Bank Debt	205.3
Less: Cash and Cash Equivalents (1)	(144.7)
Implied Enterprise Value	$3,150.6

Notes: Letters of Credit Availability on Revolving Credit Facility	$25.0

Note: Data is as of 6/30/2022 unless otherwise stated.
(1) Excludes restricted cash of $89.5M

www.apollomed.net	10

2022 Guidance

$ in millions	2022 Guidance Range
Total Revenue	$1,055.0 - $1,085.0
Net Income(1)	$38.0 - $57.0
EBITDA(1,2)	$81.0 - $111.0
Adjusted EBITDA(2)	$136.0 - $166.0

(1) Net income and EBITDA forecast includes the impact of APC’s investment in a payer partner that completed an initial public offering and became publicly traded on June 24, 2021. The net income and EBITDA guidance ranges assume the payer partner’s stock price of $1.93.
(2) See “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2.

www.apollomed.net	11

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
($ in millions)	2022	2021	2022	2021
Net income	$10.6	$59.5	$22.7	$74.0
Interest expense	1.9	1.9	2.9	3.4
Interest income	(0.4)	(0.6)	(0.5)	(0.9)
Provision for income taxes	6.0	24.9	12.2	31.7
Depreciation and amortization	4.4	4.2	8.7	8.4
EBITDA(1)	$22.4	$90.0	$46.1	$116.6

(Income) loss from equity method investments	$(1.5)	$3.1	$(2.9)	$3.8
Other (income) expense(2)	(3.0)	15.9	(3.6)	14.6
Unrealized loss (gain) on investments	1.9	(83.8)	10.8	(83.8)
Provider bonus payments	0.4	—	0.4	—
Stock-based compensation	3.9	1.6	7.0	2.9
APC excluded assets costs	7.0	0.1	7.7	0.4
Net loss adjustment for recently acquired IPAs	5.9	5.5	9.7	8.7
Adjusted EBITDA(1,3)	$36.9	$32.4	$75.1	$63.2

(1) See “Use of Non-GAAP Financial Measures” slide for more information.
(2) Other income includes gain on sale of equity securities.
(3) The Adjusted EBITDA calculations for the three and six months ended June 30, 2022, also include stock-based compensation and APC excluded costs, which were not a part of the Adjusted EBITDA calculation for the comparable prior-year periods.

www.apollomed.net	12

Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Year Ending December 31, 2022
($ in millions)	Low	High
Net income	$38.0	$57.0
Interest expense	4.0	4.0
Provision for income taxes	20.0	31.0
Depreciation and amortization	19.0	19.0
EBITDA(1)	$81.0	$111.0

Provider bonus payments	16.0	16.0
Stock-based compensation	13.0	13.0
APC excluded assets costs	9.0	9.0
Net loss adjustment for recently acquired IPAs	17.0	17.0
Adjusted EBITDA(1)	$136.0	$166.0

(1) See “Use of Non-GAAP Financial Measures” slide for more information.

www.apollomed.net	13

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net income. These measures are not in accordance with, or alternatives to GAAP, and may be different from other non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization, excluding income or loss from equity method investments, unrealized gain or loss, provider bonuses, APC excluded assets costs, stock-based compensation, net loss adjustment for recently acquired IPAs, and other income or expenses recognized that are not related to the Company’s normal operations. Adjusted EBITDA also excludes the effect on EBITDA of certain IPAs we recently acquired.

ApolloMed believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. To the extent this release contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided above.

www.apollomed.net	14

For inquiries, please contact:

ApolloMed Investor Relations
(626) 943-6491
investors@apollomed.net

Carolyne Sohn, The Equity Group
(415) 568-2255
csohn@equityny.com

www.apollomed.net	15